Investor Contact: Scott Galovan
Avanos Medical, Inc.
470-562-2692
Investor.Relations@Avanos.com

Media Contact: Katrine Kubis
Avanos Medical, Inc.
CorporateCommunications@Avanos.com

Avanos Medical, Inc. Announces Third Quarter 2025 Results

•Delivered double-digit growth in Specialty Nutrition Systems segment
•Closed acquisition of Nexus Medical, providing a complementary technology for the Specialty Nutrition Systems segment
•Raising and narrowing top-line guidance and adjusted EPS guidance for the full year
ALPHARETTA, Ga., November 5, 2025/PRNewswire/ -- Avanos Medical, Inc. (NYSE: AVNS) today reported third quarter 2025 financial results.
“I am pleased with our third quarter results, both operationally and commercially,” said David Pacitti, Avanos’ chief executive officer. Pacitti continued, “Avanos delivered double-digit growth in our life-sustaining Specialty Nutrition Systems segment and made continued progress in our opioid-sparing Pain Management and Recovery segment, all while managing through a challenging tariff environment. In addition, we are excited about the recently completed acquisition of Nexus Medical, which adds complementary technology to our Specialty Nutrition Systems offerings and is expected to deliver immediate value in NICU and PICU care.”
Third Quarter 2025 Financial Highlights
•Total net sales were $177.8 million, a 4.3% increase from the comparable prior year period.
•Net loss was $1.4 million, compared to net income from continuing operations of $5.9 million a year ago.
•Adjusted net income was $10.1 million, compared to $16.7 million a year ago.
•Diluted loss per share was $0.03, compared to diluted earnings per share of $0.12 a year ago.
•Adjusted diluted earnings per share was $0.22, compared to $0.36 a year ago.
•Adjusted EBITDA was $20.2 million, compared to $30.6 million a year ago.
Third Quarter of 2025 Operating Results
For the three months ended September 30, 2025, net sales totaled $177.8 million, an increase of 4.3% compared to the prior year period, primarily driven by higher volume across both our Specialty Nutrition Systems (“SNS”) and Pain Management and Recovery (“PM&R”) segments.
Operating profit in the third quarter of 2025 was $0.1 million, compared to operating profit of $12.0 million in the prior year period. On an adjusted basis, operating profit was $15.2 million, compared to $25.3 million last year.

Third Quarter 2025 Segment Results
Specialty Nutrition Systems
The SNS segment delivered above-market results in the third quarter of 2025, achieving net sales of $114.0 million, an increase of $15.8 million compared to the prior year period, with 14.0% volume growth driven by continued strong demand across both our life-sustaining enteral feeding and neonate solutions categories. In enteral feeding, demand for our long-term feeding products remained strong, with above-market growth, while short-term feeding portfolio growth was driven by continued expansion of our US CORTRAK standard of care offerings.
Operating income in the SNS segment for the three months ended September 30, 2025 was $23.0 million, or 20% of SNS net sales, an increase of $4.4 million compared to the prior year period.
Pain Management & Recovery
PM&R segment net sales for the third quarter of 2025 was $59.0 million, an increase of $1.2 million compared to the prior year period, with volume growth in Radio Frequency Ablation (“RFA”) solution net sales partially offset by reduced volume in our surgical pain and recovery product lines. Net sales of RFA products grew 10.5%, reflecting sustained momentum in RFA generator sales, which resulted in higher procedural volumes across all product lines. Net sales in surgical pain and recovery for the third quarter of 2025 were 7.9% lower than last year, primarily driven by lower volume in our Game Ready product line, while our surgical pain solutions net sales were flat compared to the prior year. Operating income in the PM&R segment for the third quarter of 2025 was $2.0 million compared to $0.8 million last year.
First Nine Months of 2025 Operating Results
For the nine months ended September 30, 2025, net sales were $520.3 million, an increase of 2.4% compared to the prior year period, driven by volume growth across the SNS portfolio and in RFA solutions and partially offset by lower volume in surgical pain and recovery.
Following a $77.0 million impairment charge to goodwill in the second quarter of 2025, operating loss for the nine months ended September 30, 2025 was $64.1 million, compared to an operating income of $22.3 million in the prior year period. On an adjusted basis, operating income for the third quarter was $44.5 million compared to $63.4 million in the prior year period.
First Nine Months of 2025 Segment Results
Specialty Nutrition Systems
The SNS segment delivered above-market results in the nine months ended September 30, 2025, achieving net sales of $317.8 million, an increase of $27.3 million compared to the prior year period, with 9.1% volume growth driven by continued strong demand across both our enteral feeding and neonate solutions categories.
Operating income in the SNS segment for the nine months ended September 30, 2025 was $62.1 million, or 19.5% of SNS net sales, due to higher volume. This was an increase of $6.3 million compared to the prior year period.
Pain Management & Recovery
PM&R segment net sales for the nine months ended September 30, 2025 were $176.2 million, an increase of $2.8 million compared to the prior year period, with volume growth partially offset by the effects of certain revenue streams that we strategically decided not to pursue this year. Net sales of RFA products grew 10.9%, driven by RFA generator sales, which resulted in higher procedure volumes. Net sales in surgical pain and recovery for the nine months ended September 30, 2025 were 8.9% lower than last year.
Operating profit in the PM&R segment for the nine months ended September 30, 2025 was $4.0 million compared to an operating loss of $1.2 million last year.

Non-Cash Goodwill Impairment
During the second quarter, due to downward pressure on our market capitalization, we assessed goodwill for impairment and recorded an impairment charge of $77.0 million in the PM&R segment.
Cash Flow and Balance Sheet
We had $70.5 million of cash on hand as of September 30, 2025 compared to $107.7 million at year-end 2024. Cash flow from operations for the nine months ended September 30, 2025 was $46.5 million, compared to $42.8 million a year ago. Free cash flow for the third quarter of 2025 was $7.0 million compared to $20.0 million in the comparable prior year period. For the nine months ended September 30, 2025, free cash flow was $21.8 million, compared to $29.8 million a year ago. Total debt outstanding, net of unamortized discounts, was $102.8 million at September 30, 2025, compared to $134.7 million at December 31, 2024.
Sale of HA Product Line
On July 31, 2025, we announced the divestiture of our HA product line to Channel-Markers Medical, LLC, a privately held company. This transaction aligns with our ongoing transformation, which is focused on advancing our strategic SNS and PM&R segments.
2025 Outlook
We are raising and narrowing our 2025 estimated revenue to between $690 million and $700 million and raising and narrowing our adjusted diluted earnings per share guidance, to a new range of between $0.85 and $0.95.
The guidance on adjusted diluted earnings per share range includes the Company’s current estimated impact of tariffs. The estimate assumes that management’s mitigation plans will be able to moderate the impact of tariffs, including through cost containment measures, pricing actions where appropriate, supply chain adjustments and reliance on existing international agreements that allow for reduced or duty-free importation of products. Tariff rates continue to fluctuate, and if the final tariffs are higher than we anticipate, or if we are unable to successfully mitigate the impact of tariffs, the adverse effect on the Company’s business, financial condition, results of operations, cash flows and guidance could be material. The ultimate impact from any tariffs remains uncertain and will depend on various factors, including the level of our imports from China and Mexico, the level of tariff exemptions we are able to achieve, the proportion of our components procured and our finished goods manufactured outside of the United States, and the amount, scope, nature, timing and duration of the tariffs.
Non-GAAP Financial Measures
This press release and the accompanying tables include the following financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S., or GAAP, and are therefore referred to as non-GAAP financial measures:
•Adjusted gross and operating income;
•Adjusted income before taxes;
•Adjusted effective tax rate;
•Adjusted net income;
•Adjusted diluted earnings per share;
•Adjusted selling, general and administrative expenses;
•Adjusted EBITDA; and
•Free cash flow.

These non-GAAP financial measures exclude the following items, as applicable, for the relevant time periods as indicated in the accompanying non-GAAP reconciliations to the comparable GAAP financial measures:
•Certain acquisition and integration charges related to acquisitions;
•Expenses associated with restructuring and transformation activities, including the divestiture of the Company’s respiratory health business;
•Expenses associated with European Union Medical Device Regulation (“EU MDR”) compliance;
•The amortization of intangible assets associated with business acquisitions;
•Impairments of intangibles or goodwill;
•The tax effects of certain adjusting items; and
•The positive or negative effect of changes in currency exchange rates during the year.
The Company provides these non-GAAP financial measures as supplemental information to its GAAP financial measures. Management and the Company’s board of directors use net sales on a constant currency basis, adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, and free cash flow to: (a) evaluate the Company’s historical and prospective financial performance and its performance relative to its competitors, (b) allocate resources and (c) measure the operational performance of the Company’s business units and their managers. Management also believes that the use of an adjusted effective tax rate provides improved insight into the tax effects of the Company’s ongoing business operations.
Additionally, the compensation committee of the Company’s board of directors will use certain of the non-GAAP financial measures when setting and assessing achievement of incentive compensation goals. These goals are based, in part, on the Company’s net sales on a constant currency basis and adjusted EBITDA, which will be determined by excluding certain items that are used in calculating these non-GAAP financial measures.
Our competitors may define these non-GAAP financial measures differently, and as a result, our measure of these non-GAAP financial measures may not be directly comparable to those of other companies. Items excluded from these non-GAAP financial measures are significant components in understanding and assessing financial performance. These non-GAAP financial measures are supplemental measures of operating performance that do not represent, and should not be considered in isolation or as an alternative to, or substitute for, the financial statement data presented in the Company’s consolidated financial statements as indicators of financial performance. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the Company’s results as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using these non-GAAP financial measures as supplemental information.
Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the attached financial tables.
Conference Call Webcast
Avanos Medical, Inc. will host a conference call today at 9 a.m. ET. To instantly join the conference by phone, use the following link to register close to the start time: https://emportal.ink/3OBYJOf. After registering, the system will call you and automatically connect you to the conference call. Alternatively, you may join the call by dialing 1-646-357-8785 or 1-800-836-8184 and you will be connected to the call by an operator. A simultaneous webcast of the call and presentation will be accessible via the Investors section of the Avanos Medical website, https://avanos.investorroom.com. A replay of the call will be available within two hours of the end of the call and will be available for one week. Alternatively, you may dial 1-646-517-4150 or 1-888-660-6345 in the United States and enter passcode 21545#.
About Avanos Medical, Inc.
Avanos Medical (NYSE: AVNS) is a medical technology company focused on delivering clinically superior solutions that will help patients get back to the things that matter. Headquartered in Alpharetta, Georgia, Avanos is committed to addressing some of today’s most important healthcare needs, including providing a vital lifeline for nutrition to patients from hospital to home, and reducing the use of opioids while helping patients move from surgery to recovery. Avanos develops, manufactures and markets its recognized brands globally and holds leading market positions in multiple categories across its portfolio. For more information, visit www.avanos.com and follow Avanos Medical on X (@AvanosMedical), LinkedIn and Facebook.
Forward-Looking Statements
This press release contains information that includes or is based on “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan” or “continue” and similar expressions. Forward-looking statements are based on the current plans and expectations of management and are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to: weakening of economic conditions that could adversely affect the level of demand for our products; pricing pressures generally, including cost-containment measures that could adversely affect the price of or demand for our products; shortage in drugs used in our Surgical Pain and Recovery products or other disruptions in our supply chain; the ongoing regional conflicts between Russia and Ukraine and in the Middle East; our ability to successfully execute on or achieve the expected benefits of our transformation initiative or our divestiture, acquisition or merger transactions; inflationary pressures; the expected impact of tariffs and our ability to mitigate tariffs; financial conditions affecting the banking system and the potential threats to the solvency of commercial banks; changes in foreign exchange markets; legislative and regulatory actions; unanticipated issues arising in connection with clinical studies and otherwise that affect U.S. Food and Drug Administration approval of new products; changes in reimbursement levels from third-party payors; a significant increase in product liability claims; the impact of investigative and legal proceedings and compliance risks; the impact of the federal legislation to reform the United States healthcare system; changes in financial markets; and changes in the competitive environment. The information contained herein speaks only as of the date of this release and we undertake no obligation to update forward-looking statements, except as may be required by the securities laws.
Additional information concerning these and other factors that may impact future results is contained in our filings with the U.S. Securities and Exchange Commission, including our most recent Form 10-Q.

AVANOS MEDICAL, INC.
CONDENSED CONSOLIDATED INCOME STATEMENTS
(unaudited)
(in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net Sales	$177.8	$170.4	$520.3	508.2
Cost of products sold	91.8	77.5	252.4	224.9
Gross Profit	86.0	92.9	267.9	283.3
Research and development expenses	6.0	7.2	17.2	20.5
Selling and general expenses	77.6	74.3	236.8	238.8
Goodwill impairment	—	—	77.0	—
Other expense (income), net	2.3	(0.6)	1.0	1.7
Operating Income (Loss)	0.1	12.0	(64.1)	22.3
Interest income	0.5	0.7	2.6	4.3
Interest expense	(1.8)	(3.2)	(5.9)	(9.4)
(Loss) Income Before Income Taxes	(1.2)	9.5	(67.4)	17.2
Income tax provision	(0.2)	(3.6)	(4.2)	(6.5)
(Loss) Income from Continuing Operations	(1.4)	5.9	(71.6)	10.7
Loss from discontinued operations, net of tax	—	(1.6)	—	(5.5)
Net (Loss) Income	$(1.4)	$4.3	$(71.6)	$5.2

Interest expense, net	$1.3	$2.5	$3.3	$5.1
Income tax provision	0.2	3.0	4.2	4.5
Depreciation and amortization	9.4	11.7	29.0	34.4
EBITDA	$9.5	$21.5	$(35.1)	$49.2

(Loss) Earnings Per Share
Basic
Continuing operations	$(0.03)	$0.13	$(1.55)	$0.23
Discontinued operations	—	(0.03)	—	(0.12)
Basic (Loss) Earnings Per Share	$(0.03)	$0.10	$(1.55)	$0.11

Diluted
Continuing operations	$(0.03)	$0.12	$(1.55)	$0.23
Discontinued operations	—	(0.03)	—	(0.12)
Diluted (Loss) Earnings Per Share	$(0.03)	$0.09	$(1.55)	$0.11

Common Shares Outstanding
Basic	46.4	46.0	46.3	46.0
Diluted	46.4	46.6	46.3	46.5

AVANOS MEDICAL, INC.
Discontinued Operations Summary
(unaudited)
(in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net Sales	$—	$10.5	$—	$41.0
Cost of products sold	—	15.9	—	47.4
Gross Profit	—	(5.4)	—	(6.4)
Other (income) expense, net	—	(3.2)	—	1.1
Loss from discontinued operations before income taxes	—	(2.2)	—	(7.5)
Income tax benefit from discontinued operations	—	0.6	—	2.0
Loss from discontinued operations, net of tax	$—	$(1.6)	$—	$(5.5)

Loss Per Share
Basic	$—	$(0.03)	$—	$(0.12)
Diluted	$—	$(0.03)	$—	$(0.12)

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions)

	Gross Profit
	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$86.0	$92.9	$(5.4)	87.5
Restructuring and transformation charges	—	0.7	—	0.7
Post-RH Divestiture transition charges	—	0.6	—	0.6
Post-RH Divestiture restructuring	5.9	0.8	—	0.8
EU MDR Compliance	—	0.2	—	0.2
Intangibles amortization	2.0	3.7	—	3.7
As adjusted non-GAAP	$93.9	$98.9	$(5.4)	$93.5
Gross profit margin, as reported	48.4%	54.5%	(51.4)%	48.4%
Gross profit margin, as adjusted	52.8%	58.0%	(51.4)%	51.7%

	Gross Profit
	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$267.9	$283.3	$(6.4)	$276.9
Acquisition and integration-related charges	—	0.1	—	0.1
Restructuring and transformation charges	—	1.7	—	1.7
Post-RH Divestiture transition charges	—	1.4	—	1.4
Post-RH Divestiture restructuring	10.5	3.0	—	3.0
EU MDR Compliance	—	0.2	—	0.2
Intangibles amortization	7.9	10.7	—	10.7
As adjusted non-GAAP	$286.3	$300.4	$(6.4)	$294.0
Gross profit margin, as reported	51.5%	55.7%	(15.6)%	50.4%
Gross profit margin, as adjusted	55.0%	59.1%	(15.6)%	53.5%

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions)

	Operating Income (Loss)
	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$0.1	$12.0	$(2.2)	$9.8
Acquisition and integration-related charges	0.4	1.6	—	1.6
Restructuring and transformation charges	—	0.7	—	0.7
Post-RH Divestiture transition charges	—	0.7	—	0.7
Post-RH Divestiture restructuring	10.3	2.3	—	2.3
EU MDR Compliance	—	1.6	—	1.6
Intangibles amortization	4.4	6.4	—	6.4
As adjusted non-GAAP	$15.2	$25.3	$(2.2)	$23.1

	Operating Income (Loss)
	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$(64.1)	$22.3	$(7.5)	$14.8
Acquisition and integration-related charges	0.4	4.1	—	4.1
Restructuring and transformation charges	—	5.2	—	5.2
Post-RH Divestiture transition charges	—	2.2	—	2.2
Post-RH Divestiture restructuring	17.9	6.4	—	6.4
Goodwill impairment	77.0	—	—	—
EU MDR Compliance	—	4.4	—	4.4
Litigation and legal	(1.4)	—	—	—
Intangibles amortization	14.7	18.8	—	18.8
As adjusted non-GAAP	$44.5	$63.4	$(7.5)	$55.9

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions)

	Income (Loss) Before Taxes
	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$(1.2)	$9.5	$(2.2)	$7.3
Acquisition and integration-related charges	0.4	1.6	—	1.6
Restructuring and transformation charges	—	0.7	—	0.7
Post-RH Divestiture transition charges	—	0.7	—	0.7
Post-RH Divestiture restructuring	10.3	2.3	—	2.3
EU MDR Compliance	—	1.6	—	1.6
Intangibles amortization	4.4	6.4	—	6.4
As adjusted non-GAAP	$13.9	$22.8	$(2.2)	$20.6

	Income (Loss) Before Taxes
	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$(67.4)	$17.2	$(7.5)	$9.7
Acquisition and integration-related charges	0.4	4.1	—	4.1
Restructuring and transformation charges	—	5.2	—	5.2
Post-RH Divestiture transition charges	—	2.2	—	2.2
Post-RH Divestiture restructuring	17.9	6.4	—	6.4
Goodwill impairment	77.0	—	—	—
EU MDR Compliance	—	4.4	—	4.4
Litigation and legal	(1.4)	—	—	—
Intangibles amortization	14.7	18.8	—	18.8
As adjusted non-GAAP	$41.2	$58.3	$(7.5)	$50.8

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions)

	Tax (Provision) Benefit
	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$(0.2)	$(3.6)	$0.6	$(3.0)
Tax effects of adjusting items	(3.6)	(2.5)	—	(2.5)
As adjusted non-GAAP	$(3.8)	$(6.1)	$0.6	$(5.5)
Effective tax rate, as reported	(16.7)%	37.9%	27.3%	41.1%
Effective tax rate, as adjusted	27.3%	26.8%	27.3%	26.7%

	Tax (Provision) Benefit
	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$(4.2)	$(6.5)	$2.0	$(4.5)
Tax effects of adjusting items	(7.0)	(9.2)	—	(9.2)
As adjusted non-GAAP	$(11.2)	$(15.7)	$2.0	$(13.7)
Effective tax rate, as reported	(6.2)%	37.8%	26.7%	46.4%
Effective tax rate, as adjusted	27.2%	26.9%	26.7%	27.0%

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions except per share amounts)

	Net Income (Loss)
	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$(1.4)	$5.9	$(1.6)	$4.3
Acquisition and integration-related charges	0.4	1.6	—	1.6
Restructuring and transformation charges	—	0.7	—	0.7
Post-RH Divestiture transition charges	—	0.7	—	0.7
Post-RH Divestiture restructuring	10.3	2.3	—	2.3
EU MDR Compliance	—	1.6	—	1.6
Intangibles amortization	4.4	6.4	—	6.4
Tax effects of adjusting items	(3.6)	(2.5)	—	(2.5)
As adjusted non-GAAP	$10.1	$16.7	$(1.6)	$15.1
Diluted (loss) earnings per share, as reported	$(0.03)	$0.12	$(0.03)	$0.09
Diluted earnings (loss) per share, as adjusted	$0.22	$0.36	$(0.03)	$0.33

	Net Income (Loss)
	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$(71.6)	$10.7	$(5.5)	$5.2
Acquisition and integration-related charges	0.4	4.1	—	4.1
Restructuring and transformation charges	—	5.2	—	5.2
Post-RH Divestiture transition charges	—	2.2	—	2.2
Post-RH Divestiture restructuring	17.9	6.4	—	6.4
Goodwill impairment	77.0	—	—	—
EU MDR Compliance	—	4.4	—	4.4
Litigation and legal	(1.4)	—	—	—
Intangibles amortization	14.7	18.8	—	18.8
Tax effects of adjusting items	(7.0)	(9.2)	—	(9.2)
As adjusted non-GAAP	$30.0	$42.6	$(5.5)	$37.1
Diluted (loss) earnings per share, as reported	$(1.55)	$0.23	$(0.12)	$0.11
Diluted earnings (loss) per share, as adjusted	$0.65	$0.92	$(0.12)	$0.80

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions except per share amounts)

	Selling, General and Administrative Expenses
	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$77.6	$74.3	$—	$74.3
Acquisition and integration-related charges	(0.4)	(0.7)	—	(0.7)
Post-RH Divestiture transition charges	—	(0.1)	—	(0.1)
Post-RH Divestiture restructuring	(2.7)	(1.5)	—	(1.5)
EU MDR Compliance	—	(1.4)	—	(1.4)
Intangibles amortization	(2.4)	(2.7)	—	(2.7)
As adjusted non-GAAP	$72.1	$67.9	$—	$67.9
SG&A as a percentage of revenue, as reported	43.6%	43.6%	—%	41.1%
SG&A as a percentage of revenue, as adjusted	40.6%	39.8%	—%	37.5%

	Selling, General and Administrative Expenses
	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
As reported	$236.8	$238.8	$—	$238.8
Acquisition and integration-related charges	(0.4)	(1.3)	—	(1.3)
Restructuring and transformation charges	—	(3.4)	—	(3.4)
Post-RH Divestiture transition charges	—	(0.6)	—	(0.6)
Post-RH Divestiture restructuring	(5.7)	(3.4)	—	(3.4)
EU MDR Compliance	—	(4.2)	—	(4.2)
Intangibles amortization	(6.8)	(8.1)	—	(8.1)
As adjusted non-GAAP	$223.9	$217.8	$—	$217.8
SG&A as a percentage of revenue, as reported	45.5%	47.0%	—%	43.5%
SG&A as a percentage of revenue, as adjusted	43.0%	42.9%	—%	39.7%

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions)

	EBITDA
	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
Net (loss) income	$(1.4)	$5.9	$(1.6)	$4.3
Interest expense, net	1.3	2.5	—	2.5
Income tax provision (benefit)	0.2	3.6	(0.6)	3.0
Depreciation	5.0	5.3	—	5.3
Amortization	4.4	6.4	—	6.4
EBITDA	9.5	23.7	(2.2)	21.5
Acquisition and integration-related charges	0.4	1.6	—	1.6
Restructuring and transformation charges	—	0.7	—	0.7
Post-RH Divestiture transition charges	—	0.7	—	0.7
Post-RH Divestiture restructuring	10.3	2.3	—	2.3
EU MDR Compliance	—	1.6	—	1.6
Adjusted EBITDA	$20.2	$30.6	$(2.2)	$28.4

	EBITDA
	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
		Continuing Operations	Discontinued Operations	Total
Net (loss) income	$(71.6)	$10.7	$(5.5)	$5.2
Interest expense, net	3.3	5.1	—	5.1
Income tax provision (benefit)	4.2	6.5	(2.0)	4.5
Depreciation	14.3	15.6	—	15.6
Amortization	14.7	18.8	—	18.8
EBITDA	(35.1)	56.7	(7.5)	49.2
Acquisition and integration-related charges	0.4	4.1	—	4.1
Restructuring and transformation charges	—	5.2	—	5.2
Post-RH Divestiture transition charges	—	2.2	—	2.2
Post-RH Divestiture restructuring	17.9	6.4	—	6.4
Goodwill impairment	77.0	—	—	—
EU MDR Compliance	—	4.4	—	4.4
Litigation and legal	(1.4)	—	—	—
Adjusted EBITDA	$58.8	$79.0	$(7.5)	$71.5

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions except per share amounts)

	Free Cash Flow
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cash provided by operating activities	$14.0	$23.0	$46.5	$42.8
Capital expenditures	(7.0)	(3.0)	(24.7)	(13.0)
Free Cash Flow	$7.0	$20.0	$21.8	$29.8

2025 OUTLOOK

	Estimated Range
Diluted earnings per share (GAAP)	$0.43	to	$0.56
Intangibles amortization	0.25	to	0.24
Post RH-Divestiture restructuring charges	0.12	to	0.10
Other	0.05	to	0.05
Adjusted diluted earnings per share (non-GAAP)	$0.85	to	$0.95

AVANOS MEDICAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)
(in millions)

	September 30, 2025	December 31, 2024
ASSETS
Current Assets
Cash and cash equivalents	$70.5	$107.7
Accounts receivable, net	111.5	132.8
Inventories	150.6	138.8
Prepaid and other current assets	18.8	14.1
Total Current Assets	351.4	393.4
Property, Plant and Equipment, net	115.4	110.7
Operating Lease Right-of-Use Assets	29.9	34.1
Goodwill	394.4	455.6
Other Intangible Assets, net	122.0	112.3
Deferred Tax Assets	25.3	24.9
Other Assets	29.3	23.2
TOTAL ASSETS	$1,067.7	$1,154.2

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt	$9.4	$9.4
Current portion of operating lease liabilities	9.5	10.9
Trade accounts payable	54.2	54.3
Accrued expenses	74.8	91.3
Total Current Liabilities	147.9	165.9
Long-Term Debt	93.4	125.3
Operating Lease Liabilities	21.4	24.6
Deferred Tax Liabilities	6.3	5.5
Other Long-Term Liabilities	20.7	4.4
TOTAL LIABILITIES	289.7	325.7
Stockholders’ Equity	778.0	828.5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,067.7	$1,154.2

AVANOS MEDICAL, INC.
CONDENSED CONSOLIDATED CASH FLOW STATEMENTS
(unaudited)
(in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating Activities
Net (loss) income	$(1.4)	$4.3	$(71.6)	$5.2
Depreciation and amortization	9.4	11.7	29.0	34.4
Goodwill impairment	—	—	77.0	—
Loss on asset dispositions	5.4	0.1	5.7	0.4
Changes in operating assets and liabilities, net of acquisition	(2.9)	3.7	(4.3)	(10.0)
Deferred income taxes and other	3.5	3.2	10.7	12.8
Cash Provided by Operating Activities	14.0	23.0	46.5	42.8
Investing Activities
Capital expenditures	(7.0)	(3.0)	(24.7)	(13.0)
Proceeds from the sale of assets	4.0	—	4.0	—
Proceeds from RH Divestiture post-closing settlement	—	—	—	2.1
Acquisition of assets and investments in businesses	(28.3)	—	(28.3)	—
Investment in non-affiliates	(0.2)	(9.0)	(4.8)	(9.0)
Cash Used in Investing Activities	(31.5)	(12.0)	(53.8)	(19.9)
Financing Activities
Secured debt repayments	(2.3)	(3.2)	(7.0)	(6.3)
Revolving credit facility proceeds	—	—	—	20.0
Revolving credit facility repayments	—	(10.0)	(25.0)	(20.0)
Purchases of treasury stock	—	(0.1)	(3.0)	(12.7)
Proceeds from the exercise of stock options	0.3	0.6	0.7	1.1
Payment of contingent consideration liabilities	—	(3.3)	—	(3.8)
Cash Used in Financing Activities	(2.0)	(16.0)	(34.3)	(21.7)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	(0.3)	1.8	4.4	0.1
(Decrease) Increase in Cash and Cash Equivalents	(19.8)	(3.2)	(37.2)	1.3
Cash and Cash Equivalents - Beginning of Period	90.3	92.2	107.7	87.7
Cash and Cash Equivalents - End of Period	$70.5	$89.0	$70.5	$89.0

AVANOS MEDICAL, INC.
SELECTED BUSINESS SEGMENT DATA
(unaudited)
(in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	Change	2025	2024	Change
Specialty Nutrition Systems:
Enteral feeding	$82.7	$72.0	14.9%	$231.7	$214.7	7.9%
Neonate solutions	31.3	26.2	19.5%	86.1	75.8	13.6%
Total Specialty Nutrition Systems	114.0	98.2	16.1%	317.8	290.5	9.4%
Pain Management & Recovery:
Surgical pain and recovery	24.4	26.5	(7.9)%	74.1	81.3	(8.9)%
Radiofrequency Ablation	34.6	31.3	10.5%	102.1	92.1	10.9%
Total Pain Management & Recovery	59.0	57.8	2.1%	176.2	173.4	1.6%
Corporate and Other	4.8	14.4	(66.7)%	26.3	44.3	(40.6)%
Total Net Sales	$177.8	$170.4	4.3%	$520.3	$508.2	2.4%

Operating Income (Loss)
Specialty Nutrition Systems	$23.0	$18.6	23.7%	$62.1	$55.8	11.3%
Pain Management & Recovery	2.0	0.8	N.M.	4.0	(1.2)	N.M.
Corporate and Other(a)	(24.9)	(7.4)	N.M.	(130.2)	(32.3)	N.M.
Total Operating Income (Loss)	$0.1	$12.0	N.M.	$(64.1)	$22.3	N.M.

Net sales - percentage change (QTD)		Total	Volume	Pricing/Mix	Currency	Other(b)
Specialty Nutrition Systems		16.1%	14.0%	0.5%	1.5%	0.1%
Pain Management & Recovery		2.1%	2.0%	0.4%	0.9%	(1.2)%
Corporate and Other		(66.7)%	(6.1)%	(6.8)%	—%	(53.8)%

Net sales - percentage change (YTD)		Total	Volume	Pricing/Mix	Currency	Other(b)
Specialty Nutrition Systems		9.4%	9.1%	0.4%	0.3%	(0.4)%
Pain Management & Recovery		1.6%	2.4%	0.3%	0.2%	(1.3)%
Corporate and Other		(40.6)%	(10.3)%	(15.0)%	(0.1)%	(15.2)%
______________________________
N.M.: Not Meaningful
(a)Corporate and Other operating loss for the nine months ended September 30, 2025 includes $77.0 million of goodwill impairment associated with our PM&R segment.
(b)Other includes the effects of our withdrawal from certain revenue streams that did not meet our return criteria and rounding.